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                                                                   Exhibit 32(b)

                            CERTIFICATION PURSUANT TO
                            -------------------------
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cleveland-Cliffs Inc (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald
J. Gallagher, Senior Vice President and Chief Financial Officer and Treasurer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:     October 30, 2003
       -----------------------------------





  /s/ Donald J. Gallagher
------------------------------------------
Donald J. Gallagher
Senior Vice President, Chief
Financial Officer and Treasurer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Cleveland-Cliffs Inc and will be retained by Cleveland-Cliffs Inc and furnished to the Securities and Exchange Commission or its staff upon request.